EXHIBIT 99.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy A. Steinert as the undersigned’s true and lawful attorney-in-fact solely with respect to the securities of Alibaba Group Holding Limited beneficially owned (directly or indirectly) by the undersigned, to:

(1) execute for and on behalf of the undersigned, any and all Form ID and any and all Schedule 13D or Schedule 13G documents required to be filed by the undersigned in accordance with Sections 13(d), 13(f) and 13(g) of the Securities and Exchange Act of 1934, as amended (the “Act”) and any amendments thereto;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete any such Form ID and obtain the codes, numbers and passphrases necessary to make electronic filings with the SEC and to complete, execute and file any Schedule 13D or Schedule 13G documents or any amendments thereto, and timely file such reports or schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority, including

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

In addition, the undersigned hereby constitutes and appoints Kelli Schultz as the undersigned’s true and lawful attorney-in-fact solely to execute for and on behalf of the undersigned, any and all Form ID and any amendments thereto and to do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete any such Form ID and obtain the codes, numbers and passphrases necessary to make electronic filings with the SEC which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned solely in connection with the foregoing, pursuant to this Power of Attorney, shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers granted to such attorney-in-fact herein, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming any of the undersigned’s responsibilities to comply with Section 13 of the Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or Schedule 13G, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of February, 2015.

JACK YUN MA

	By:	/s/ JACK YUN MA

JOSEPH C. TSAI

	By:	/s/ JOSEPH C. TSAI

CLARA WU MING-HUA

	By:	/s/ CLARA WU MING-HUA

APN LTD.

	By:	/s/ JACK YUN MA
Name: Jack Yun Ma
Title: Director

JC PROPERTIES LIMITED

	By:	/s/ CATHY YING ZHANG
		Name:	Cathy Ying Zhang
		Title:	Director

JSP INVESTMENT LIMITED

	By:	/s/ CATHY YING ZHANG
		Name:	Cathy Ying Zhang
		Title:	Director

MFG LIMITED

	By:	/s/ JOSEPH C. TSAI
		Name:	Joseph C. Tsai
		Title:	Director

PARUFAM LIMITED

	By:	/s/ JOSEPH C. TSAI
		Name:	Joseph C. Tsai
		Title:	Director

PMH HOLDING LIMITED

	By:	/s/ JOSEPH C. TSAI
		Name:	Joseph C. Tsai
		Title:	Director
In the presence of:

/s/ YUEN W. TANG
Witness Name: Yuen W. Tang

In the presence of:

/s/ XIRONG XIE
Witness Name: Xirong Xie